ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2021 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 93.7%

Debt Fund – 14.2%
iShares Core Total USD Bond Market ETF(a)	25,369	$1,350,645
iShares TIPS Bond ETF	6,014	767,928
iShares US Treasury Bond ETF	21,790	578,089
Total Debt Fund		2,696,662

Equity Fund – 79.5%
iShares Global Financials ETF(b)	7,217	566,174
iShares MSCI EAFE ETF(b)	50,311	3,924,761
iShares MSCI Emerging Markets ETF	14,744	742,803
iShares Russell 2000 ETF(b)	3,469	758,844
iShares Russell Mid-Cap Growth ETF	10,165	1,139,191
iShares U.S. Energy ETF	21,653	611,914
SPDR S&P 500 ETF Trust(a)	15,747	6,757,667
Technology Select Sector SPDR Fund	3,799	567,267
Total Equity Fund		15,068,621
Total Exchange Traded Funds
(Cost $16,384,709)		17,765,283

MONEY MARKET FUND – 6.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.01%(c)
(Cost $1,202,644)	1,202,644	1,202,644

	Notional Amount	Contracts/ Principal
PURCHASED PUT OPTION – 0.2%
SPDR S&P 500 ETF Trust, expiring 12/17/21, Strike Price $360.00 (Cost $35,278)	$3,852,000	107	33,598

REPURCHASE AGREEMENTS – 2.8%(d)
BofA Securities, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.00%, 09/01/31-07/01/60, totaling $253,980)		$249,000	249,000
HSBC Securities USA, Inc., dated 09/30/21, due 10/01/21, 0.04%, total to be received $27,264, (collateralized by various U.S. Government Agency Obligations, 0.13%-7.13%, 07/15/22-05/15/51, totaling $27,809)		27,264	27,264
RBC Dominion Securities, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/31/21-05/01/58, totaling $253,980)		249,000	249,000
Total Repurchase Agreements
(Cost $525,264)			525,264

Total Investments Before Written Options – 103.0%
(Cost $18,147,895)			19,526,789

	Notional Amount	Contracts	Value
WRITTEN CALL OPTIONS – (0.0)%**
iShares MSCI EAFE ETF, expiring 10/15/21, Strike Price $82.00	$(2,476,400)	(302)	(1,208)
SPDR S&P 500 ETF Trust, expiring 10/15/21, Strike Price $453.00	(4,167,600)	(92)	(1,242)

Total Written Options
[Premiums Received $(20,882)]			$(2,450)

Total Investments – 103.0%
(Cost $18,127,013)			19,524,339
Liabilities in Excess of Other Assets – (3.0%)			(565,400)
Net Assets – 100.0%			$18,958,939

ETF - Exchange Traded Fund

TIPS - Treasury Inflation Protected Securities

**	Less than 0.05%.
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,479,875 as of September 30, 2021.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,680,241; the aggregate market value of the collateral held by the fund is $2,756,026. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,230,762.
(c)	Rate shown reflects the 7-day yield as of September 30, 2021.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2021, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,765,283	$–	$–	$17,765,283
Money Market Fund	1,202,644	–	–	1,202,644
Purchased Put Option	33,598	–	–	33,598
Repurchase Agreements	–	525,264	–	525,264
Total	$19,001,525	$525,264	$–	$19,526,789

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(2,450)	$–	$–	$(2,450)
Total	$(2,450)	$–	$–	$(2,450)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	14.2%
Equity Fund	79.5
Purchased Put Option	0.2
Written Call Options	(0.0)**
Money Market Fund	6.3
Repurchase Agreements	2.8
Total Investments	103.0
Liabilities in Excess of Other Assets	(3.0)
Net Assets	100.0%

**	Less than 0.05%.